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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
         Date of Report (Date of earliest event reported) June 27, 2000
                                                          -------------

                           OCEANFIRST FINANCIAL CORP.
                           --------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       1-11713                   22-3412577
      --------                       --------                  ----------
(State or other Jurisdiction of     (Commission               (IRS Employer
incorporation or organization)      File Number)            Identification No.)

                 975 Hooper Avenue, Toms River, New Jersey 08753
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                    (Address of principal executive offices)

                                 (732) 240-4500
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)






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ITEM 5.  OTHER EVENTS.
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      On June 28, 2000, OceanFirst Financial Corp., a Delaware corporation
("Ocean"), announced that it had entered into a stock purchase agreement, dated as of June 27, 2000 (the "Stock Purchase Agreement"), with Richard S. Pardes (the sole stockholder of Columbia Equities, Ltd.), and Columbia Equities, Ltd. The Stock Purchase Agreement provides that OceanFirst will purchase all of the issued and outstanding shares of capital stock of Columbia Equities, Ltd.

      The foregoing description is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
            ------------------------------------------------------------------

      2. Stock Purchase Agreement by and among Richard S. Pardes (the sole stockholder of Columbia Equities, Ltd.) and Columbia Equities, Ltd.
            and  OceanFirst  Bank  as  Buyer,   dated  June  27,  2000  (without
            Exhibits).

      99.   Press Release dated June 28, 2000.





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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      OCEANFIRST FINANCIAL CORP.



Dated: June 28, 2000                  By: /s/ John R. Garbarino
                                          --------------------------------------
                                          John R. Garbarino
                                          Chairman of the Board, President,
                                           Chief Executive Officer and Director




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